American Century Quantitative Equity Funds, Inc. Prospectus Supplement Utilities Fund
Supplement dated March 31, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Manager

Joseph B. Sterling, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of the fund is identified below.

Joseph B. Sterling

Mr. Sterling, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997. He joined American Century Investments in 1989 and became a portfolio manager in 1997. He has a bachelor’s degree in international political economics from the University of California – Berkeley.

The statement of additional information provides additional information about the accounts managed by the portfolio manager, the structure of his compensation, and his ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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